Cellular Biomedicine Group

A DRUG DEVELOPMENT COMPANY AT THE INTERSECTION OF CELL THERAPY & CHINA

CBMG
Cellular Biomedicine Group

NASDAQ: **CBMG**

SVB Leerink Conference
March 2019



Safe Harbor

Statements in this presentation relating to plans, strategies, trends, specific activities or investments, and other statements that are not descriptions of historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include those regarding our ability to implement our plans, strategies and objectives for future operations, including our plan to configure part of our Shanghai facility with GE Healthcare's FlexFactory™ platform, our ability to execute on our obligations under the terms of our licensing and collaboration arrangement with Novartis, our ability to execute on proposed new products, services or development thereof, results of our clinical research and development, regulatory infrastructure governing cell therapy and cellular biopharmaceuticals, our ability to enter into agreements with any necessary manufacturing, marketing and/or distribution partners for purposes of commercialization, our ability to seek intellectual property rights for our product candidates, competition in the industry in which we operate, overall market conditions, any statements or assumptions underlying any of the foregoing and other risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, quarterly reports on form 10-Q, current reports on form 8-K and annual reports on form 10-K. Forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue," or similar terms or the negative of these terms. Although CBMG believes the expectations reflected in the forward-looking statements are reasonable, they cannot guarantee that future results, levels of activity, performance or achievements will be obtained. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

This presentation is strictly intended to provide general information about our company and business. Neither this presentation nor any part hereof constitutes an offer of securities.

© 2019, Cellular Biomedicine Group, Inc.

Our Mission

Our mission is to become a global leader in the discovery, development, manufacturing and commercialization of innovative cell therapies.

"CBMG is at the epicenter of two major themes in healthcare; cell therapy and China. We believe that our passion for cell therapy and our focus on recruitment of the most talented people will lead us in creating a long-lasting impact in the global healthcare eco-system."

-**Tony Liu,** CEO

© 2019, Cellular Biomedicine Group, Inc.

Overview

CBMG is a fully integrated cell therapy company based in New York, with a R&D center in Maryland

Manufacturing capabilities based in China with facilities in Shanghai and Wuxi totaling 100,000 Sq.

Semi-Automatic, fully enclosed manufacturing line enabled by focus on process development

Robust proprietary pipeline with multiple modalities including 4 CAR-T targets, TCR, TIL and Stem Cells; We intend to be in Phase 1 clinical trials in at least 7 different modalities by Q4 2019

Full integrated includes proprietary capabilities in AAV, Lentivirus, Retrovirus, Serum (Non-Serum Culturing), Plasmid (Vector construction) and etc.

Collaboration and license agreement with Novartis

License agreement with National Cancer Institute and Augusta University

Transitioning from the “Foxconn of Cell Therapy Manufacturing” to the “Beigene of T-Cell Therapy”

© 2019, Cellular Biomedicine Group, Inc.

Corporate Focus

Development of our Internal Pipeline

Led by our team of Western educated, Big Pharma trained, seasoned scientists

Manufacturing in Cell Therapy is Key

Our manufacturing capabilities address the "Achilles Heel" of Cell Therapy

Recruitment and Retention of High Quality Talent

Efficiency of Clinical Trials

Leveraging Investigator Initiated Trials (IIT) will lead to faster safety and proof-of-concept readouts

Continue to Build Partnerships To Bring Innovative Technologies to China

© 2019, Cellular Biomedicine Group, Inc.

CBMG Pipeline

ONCOLOGY PIPELINE	Program Area	Pre-Clinical	Phase 1/2	Phase 2/3	Rights
HEMATOLOGIC CANCER CAR-T					
Anti-BCMA CAR	Multiple Myeloma				Global
Anti-CD22 CAR	ALL Resistant to Anti-CD19 Therapy, HCL				Global
Anti-CD20 CAR	NHL Resistant to Anti-CD19 Therapy				Global
NKG2D CAR	Acute Myeloid Leukemia				Global
SOLID TUMORS					
AFP TCR-T	Hepatocellular Carcinoma				Global
TIL (Combo with Anti PD-1)	Non-Small Cell Lung Cancer + Other Targets				Global

STEM CELLS PIPELINE	Program Area	Phase 1	Phase 2	Phase 3	Rights
AlloJoin® (Allogeneic)	Knee Osteoarthritis				Global
ReJoin® (Autologous)	Knee Osteoarthritis				Global

**CBMG was the first company to successfully file for an IND in China in Stem Cells for Knee Osteoarthritis with AlloJoin

© 2019, Cellular Biomedicine Group, Inc.

Peer Analysis Matrix

CBMG
Cellular Biomedicine Group

BCMA	bluebirdbio, Juno Therapeutics (A Celgene Company), Legend Biotech
CAR-T	Kite (A Gilead Company), Tmunity, Bellicum Pharmaceuticals
NKG2D CAR-T	Celyad
AFP TCR-T	Adaptimmune (Transforming T Cell Therapy), Eureka Therapeutics, Unum Therapeutics
TIL	Iovance Biotherapeutics
Automated Manufacturing	Autolus
China Market	BeiGene, Zai Lab, CASI Pharmaceuticals, Innovent (Innovent Biologics)
Vector Technology	OxfordBioMedica, brammer bio

© 2019, Cellular Biomedicine Group, Inc.

Summary

- **CBMG has a comprehensive platform for cell therapies**
  - CBMG is developing CAR-T ,TCR-T, TIL therapies based on market potential and scientific merit
  - A dynamic IO research team in US and China
  - Cutting edge translational medicine capabilities
  - World class GMP manufacturing capabilities
  - Clinical development and broad network for top hospitals in China for both IITs and late stage clinical development



- **Investigator initiated trials (IIT) present opportunities in China to quickly evaluate the safety and POC of new cell therapy assets**

© 2019, Cellular Biomedicine Group, Inc.

Management Team

Bizuo (Tony) Liu
CEO, CFO
Executive Director

Helen Zhang
Chief Production Officer

Xia Meng, PhD
General Manager, Early Diagnosis & Intervention

Michael Humphries, MD
Head of Development & Strategy

Jiaqiang Ren, MD, PhD
Vice President, QA/QC
Quality Assurance/Control

Yihong Yao, PhD
Chief Scientific Officer

Andrew Chan, JD, MBA
Chief Legal Officer, Corporate Development & Secretary

Derrick Li
Head of Strategy & Investor Relations

Chase Dai, PhD, MD
General Manager,
Stem Cell Business Unit

Yun Ji, PhD
US Research Site Head,
Immuno-oncology R&D

© 2019, Cellular Biomedicine Group, Inc.

Renowned External and Scientific Advisors

Michael Caligiuri, PhD MD
Chair of External Advisory Board
President of City of Hope, Ex-president of AACR, CEO of The James Cancer Center

Alan List, MD
Chair of Scientific Advisory Board
President and CEO of Moffitt Cancer Center and Research Institute

Robert S. Langer, PhD, ScD
Scientific Advisor
Professor, Koch Institute for Integrative Cancer Research at MIT; Ex-member of the U.S. Food and Drug Administration's SCIENCE Board

Scott J. Antonia, MD, PhD
Scientific Advisor
Director of Duke University Cancer Center, Ex-Program Leader, Immunology Program at Moffitt Cancer Center;

Stephan A. Grupp, MD, PhD
Scientific Advisor
Chief of Section – Cellular Therapy and Transplant in Oncology Division at The Children's Hospital of Philadelphia.

© 2019, Cellular Biomedicine Group, Inc.

Contact Us

Corporate Headquarters

1345 Avenue of the Americas, 11th Floor
New York, NY 10105

US R&D Center

209 Perry Parkway, Suite 13
Gaithersburg, MD 20877

R&D and Manufacturing Facility

85 Faladi Road, Building 3
Zhangjiang, Pudong New Area
Shanghai, China 201210

Derrick C. Li

Head of Strategy & Investor Relations

(917)717-0994

derrick.li@cellbiomedgroup.com

Based in New York City

© 2019, Cellular Biomedicine Group, Inc.